SECURITIES PURCHASE AGREEMENT
                          -----------------------------


         SECURITIES PURCHASE AGREEMENT (the "Agreement"), effective as of June 20, 1998, between Visual Data Corporation, a Florida corporation, with headquarters located at 1291 Southwest 29th Avenue, Pompano Beach, Florida 33069 (the "Buyer"), and EDNET, Inc., a Colorado corporation with headquarters at One Union Street, San Francisco, California 94111 (the "Company").

         WHEREAS:

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Company has authorized the issuance of up to 15,106,139 shares of Common Stock, par value $0.001 per share (the "Common Stock");

         C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, an aggregate of 8,563,417 of the shares of Common Stock on the Closing Date (as defined below); and

         D. Subject to the terms and conditions set forth in this Agreement, the Buyer shall be granted options to purchase up to an additional 6,542,722 shares of Common Stock.

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1.       PURCHASE AND SALE OF COMMON STOCK.
                  ---------------------------------

                  (a) Purchase of Common Stock. Subject to satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to Buyer and Buyer agrees to purchase from the Company 8,563,417 Shares of Common Stock (the "Closing"). The purchase price (the "Purchase Price") of each share of Common Stock at the Closing shall be $0.164.

                  (b) The Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m. Daylight Savings Time, within two (2) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer). The Closing shall occur on the Closing Date at the offices of Atlas, Pearlman, Trop & Borkson, P.A., 200 East Las Olas Boulevard, 19th Floor, Fort Lauderdale, Florida 33301 or such other place as the parties shall agree.

                  (c) Form of Payment. On the Closing Date, (i) Buyer shall pay the Purchase Price to the Company for the Common Stock to be issued and sold to Buyer at the Closing, by

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(w) wire transfer of $320,225.52 of immediately available funds in accordance with the Company's written wire instructions (prior to Closing the Buyer has wired $201,546.29 to the Escrow Agent established for the payment of certain Company creditors and otherwise advanced to the Company a total of $176,232.51,
(x) a secured promissory note of Buyer in the aggregate principal amount of $283,745.68 (the "Promissory Note") in the form of Exhibit 1(c) attached hereto,
(y) five year warrants to purchase 50,000 shares of Buyer's restricted common stock, valued at $2.74 per warrant and (z) 75,000 shares of restricted common stock of Buyer having a value of $3.75 per share; and (ii) the Company shall deliver to Buyer, stock certificates (in the denominations as Buyer shall request) (the "Stock Certificates") representing such number of the shares of Common Stock which Buyer is purchasing. Such Stock Certificates shall bear the restrictive legends required pursuant to Section 2(f).

                  (d) The Options. Upon the Closing Date, the Buyer shall be granted Options of Company to acquire, at the exercise price of $0.10 per share, the number of shares actually purchased upon exercise of each option, warrant and other convertible securities ("Outstanding Option") set forth on Schedule 3(c) of the Company. The Buyer's rights to effect such exercise shall accrue on the date of exercise of the corresponding Outstanding Option and shall expire upon the first anniversary of the exercise date of such Outstanding Option. Pursuant to the Options and subject to the prior exercise of the outstanding Options, Buyer shall be granted the right to purchase up to an aggregate of 6,542,722 shares of Common Stock, subject to the anti-dilutive provision in the Stock Option Agreement. The form of the option agreement shall be as set forth on Exhibit 1(d) attached hereto.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.
                  --------------------------------------

                  Buyer represents and warrants with respect to only itself that:

                  (a) Investment Purpose. Buyer (i) is acquiring the Common Stock and (ii) upon exercise of the Options, will acquire the shares of Common Stock (the "Option Shares") then issuable (the Common Stock and the Option Shares collectively are referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  (b) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such securities.

                  (c) Information. Buyer has been furnished with all materials relating to the

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business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer. Buyer has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in
Section 3 below. Buyer understands that its investment in the Securities involves a high degree of risk.

                  (d) No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (e) Transfer or Resale. Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with assurance reasonably acceptable to the Company that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder; and
(iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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

                  (f) Legends. Buyer understands that the certificates or other instruments representing the Common Stock, Options and, the stock certificates representing the Option Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                  (g) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------

                  The Company represents and warrants to the Buyer that:

                  (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, prospects or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).

                  (b) Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Options and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Common Stock, Options and Option Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Common Stock and the reservation for issuance and the issuance of the Option Shares issuable upon conversion of the Options, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders to carry-out the Agreement and the Transaction contemplated hereby,
(iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

                  (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which as of the date hereof, 8,227,591 shares were issued and outstanding, 5,000,000 shares of Preferred Stock authorized, of which as of the date hereof none were outstanding, 4,304,979 shares are issuable and reserved for issuance pursuant to the Company's stock option plan(s) and 2,237,743 shares are issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(c) sets forth a list of all outstanding options, warrants or convertible securities, the holder thereof, the conversion or exercise price and the date of expiration. Except as disclosed in Schedule 3(c),
(i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any

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

character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act, (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and
(vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), Schedule 3(c) contains the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  (d) Issuance of Securities. The Common Stock is duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof. A number of shares of Common Stock equal to the number of Option Shares issuable upon conversion of the Outstanding Options (assuming all such Outstanding Options were fully exercisable on the Closing Date regardless of any limitation on the timing or amount of such options) initially have been duly authorized and reserved for issuance (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) upon conversion of the Options. Upon exercise of the Outstanding Options, the Option Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

                  (e) No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or material instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under the Articles of Incorporation, or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance, regulation of any governmental entity having authority or jurisdiction over the Company. Except as specifically contemplated by this Agreement, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

                  (f) SEC Documents; Financial Statements. Except as disclosed on Schedule 3(f), since June 30, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer or their respective representatives true and complete copies of the SEC Documents. Except as disclosed on Schedule 3(f), as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents and the Company's unaudited consolidated balance sheet, statement of income and changes in stockholders' equity, and cash flow as of and for the eleven (11) months ended May 31, 1998, have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(c) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

                  (g) Absence of Certain Changes. Except as disclosed in
Schedule 3(g) or in the SEC Documents, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, prospects, or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the common stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in Schedule 3(h).

                  (i) Acknowledgment Regarding Buyer' Purchase of Common Stock. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to Buyer's purchase of the Common Stock and Options. The Company further represents to Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  (j) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                  (k) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Common Stock and Options.

                  (l) No Integrated Offering. The Company has not, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Common Stock, Options and Option Shares under the 1933 Act or cause this offering to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the Common Stock, Options and Option Shares under the 1933 Act or cause this offering to be integrated with other offerings.

                  (m) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                  (n) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Schedule 3(n) contains a description of all the agreement referred to in the foregoing sentence. Except as set forth on Schedule 3(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  (o) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

                  (p) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p). Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  (q) Insurance. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

                  (r) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (s) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the reasonable judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  (t) Tax Status. Except as set forth on Schedule 3(t), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  (u) Certain Transactions. Except as set forth on Schedule 3(u) and in the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

                  (v) Dilutive Effect. The Company understands and acknowledges that the number of Option Shares issuable upon exercise of the Options will increase in certain circumstances. The Company further acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue Option Shares upon exercise of the Options in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                  (w) No Other Agreements. The Company has not, directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                  (x) Accounts Receivable. All accounts receivable of the Company are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the most recent balance sheet as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company.

                  (y) Disclosure. The representations and warranties contained in this Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

         4.       COVENANTS.
                  ---------

                  (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  (b) Reporting Status. Until the earlier of (i) the date which is one year after the date as of which the Buyer or any transferee thereof may sell all of the Common Stock and the Option Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Buyer shall have sold all the Option Shares and the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  (c) Use of Proceeds. The Company will use the proceeds from the sale of the Common Stock for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(c).

                  (d) Change in Direction. The Company agrees to send to its shareholders of record the information required by Securities and Exchange Act Rule 14f-1 upon execution of this Agreement.

                  (e) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Option Shares.

                  (f) No Violation of Law. The Company and its Subsidiaries shall conduct their business in accordance with all laws, ordinances, regulations of any governmental entity having authority or jurisdiction over the Company, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect.

         5.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
                  ----------------------------------------------

                  (a) Closing Date. The obligation of the Company hereunder to issue and sell the Common Stock and Option Shares to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

                           (i) Buyer shall have executed each of the Transaction Documents and delivered the same to the Company.

                           (ii) Buyer shall have delivered to the Company the Purchase Price for the Common Stock being purchased by Buyer at the Closing by (w) wire transfer of $320,225.52 of immediately available funds pursuant to the wire instructions provided by the Company, $201,546.29 which has been previously delivered to the Escrow Account at Boyd & Chang LLP and $176,232.51 which has also been previously paid to the Company), (x) delivery of a secured Promissory Note as set forth on Exhibit 1(c), (y) 75,000 shares of the Buyer's restricted Common Stock valued at $3.75 per share and (z) 50,000 warrants of Buyer valued at $2.74.

                           (iii) The representations and warranties of Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer at or prior to the Initial Closing Date.

         6.       CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.
                  --------------------------------------------

                  Closing Date. The obligation of Buyer hereunder to purchase the Common Stock and Option Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion:

                  (a) The Company shall have executed each of the Transaction Documents, and delivered the same to Buyer.

                  (b) The Company shall have complied with the provisions of Exchange Act 14f-1.

                  (c) Company shall have delivered in a form reasonably satisfactory to Buyer, evidence of satisfaction of indebtedness and payables as set forth on Exhibit 6(c) hereto.

                  (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer including, without limitation, an update as of the Initial Closing Date regarding the representation contained in Section 3(c) above.

                  (e) Company shall have delivered, in a form reasonably satisfactory to Buyer, evidence of revisions of the agreement with T-Bar Ranch Investments to remove any anti-dilution rights and the exchange of the stock held by T-Bar Ranch Investments in the amount of 3,750,000 for a certificate representing 738,000 shares.

                  (f) Buyer shall have received the opinion of the Company's counsel dated as of the Initial Closing Date, in form, scope and substance reasonably satisfactory to Buyer and in substantially the form of Exhibit 6(f) attached hereto.

                  (g) The Company shall have executed and delivered to Buyer (a) the Stock Certificates (in such denominations as Buyer shall request) for the Common Stock being purchased by Buyer at the Closing and (b) Option Certificates for the Options.

                  (h) The Board of Directors of the Company shall have adopted resolutions in a form reasonably acceptable to Buyer.

                  (i) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Options, a number of shares of Common Stock equal to at least the number of Option Shares issuable upon conversion of the Options outstanding on the Closing Date (assuming all such Options were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

                  (j) The Company shall have delivered to Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing.

                  (k) The Company shall have delivered to Buyer a certified copy of its Articles of Incorporation as certified by the Secretary of State of the State of Colorado within ten days of the Closing Date.

                  (l) The Company shall have delivered to Buyer a secretary's certificate, dated as the Closing Date, as to (i) the resolutions described in
Section 6(h), (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

                  (m) The Company shall have delivered to Buyer, in a form reasonably acceptable to Buyer, evidence appointing four (4) individuals designated by Buyer, as directors of the Company upon the Closing.

                  (n) The Company shall have modified the employment contracts with Tom Kobayashi, David Gustafson, Tom Scott and Mark Wallen in form and substance reasonably satisfactory to the Buyer.

                  (o) The Company shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

         7. INDEMNIFICATION. In consideration of Buyer's execution and delivery of the Transaction Documents and acquiring the Common Stock, Options and Option shares thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Buyer and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (d) the status of Buyer as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         8.       GOVERNING LAW; MISCELLANEOUS.
                  ----------------------------

                  (a) Governing Law. The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the County of Broward, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

                  (f) Notices. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Buyer:

                           Visual Data Corporation
                           1291 Southwest 29th Avenue
                           Pompano Beach, Florida  33069
                           Telephone:  (954) 917-6655
                           Facsimile:  (954) 917-6660
                           Attention:  Randy S. Selman

                  With a copy to:

                           Atlas Pearlman Trop & Borkson, P.A.
                           200 East Las Olas Boulevard, Suite 1900
                           Fort Lauderdale, Florida 33301
                           Telephone:  (954) 763-1200
                           Facsimile:  (954) 766-7800
                           Attention:  Joel D. Mayersohn, Esq.

                  If to the Company:

                           EDNET, Inc.
                           One Union Street
                           San Francisco, California 94111
                           Telephone:  (415) 274-8800
                           Facsimile:  (415) 274-8802
                           Attention: Tom Kobayashi

                  With a copy to:

                           Gerald Niesar
                           Niesar & Diamond
                           90 New Montgomery Street, 9th Floor
                           San Francisco, California 94105

         Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No party may assign its rights hereunder without the consent of the other party.

                  (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  (i) Survival. Unless this Agreement is terminated under
Section 9(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  (j) Publicity. The Company and Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Buyer shall be entitled, without the prior approval of Company, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although Company shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (l) Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before July 31, 1998 (21) days from the date hereof due to the Company's or Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this
Section 9(l), the Company shall remain obligated to reimburse the Buyer for the expenses described in Section 4(i) above.

                  (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                   * * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

Buyer:                                            Company:

VISUAL DATA CORPORATION                           EDNET, INC.


By:/s/ Randy S. Selman                            By:/s/Tom Kobayashi
   -------------------                               ----------------
Name:  Randy S. Selman                            Name: Tom Kobayashi
Its:   President                                  Its:  CEO